Decommissioning Liabilities	12 Months Ended
Dec. 31, 2024
Provision for decommissioning, restoration and rehabilitation costs [abstract]
Decommissioning Liabilities

24. DECOMMISSIONING LIABILITIES

	2024	2023
Decommissioning Liabilities, Beginning of Year	4,155	3,559
Liabilities Incurred	24	14
Liabilities Acquired (Note 5) (1)	—	5
Liabilities Settled	(234)	(221)
Liabilities Disposed (Note 5) (1)	(72)	(5)
Change in Estimated Future Cash Flows	276	330
Change in Discount Rates	132	265
Unwinding of Discount on Decommissioning Liabilities (Note 7)	225	220
Exchange Rate Movements and Other	28	(12)
Decommissioning Liabilities, End of Year	4,534	4,155
(1)In connection with the Toledo Acquisition, Cenovus was deemed to have disposed of its pre-existing interest and reacquired it at fair value as required by IFRS 3. As at February 28, 2023, the carrying value of the pre-existing interest in Toledo’s decommissioning liabilities was $2 million.
As at December 31, 2024, the undiscounted amount of estimated future cash flows required to settle the obligation is $15.6 billion (December 31, 2023 – $15.0 billion). Most of these obligations are not expected to be paid for several years, or decades, and will be funded through general resources when they become due. The Company plans to settle approximately $203 million of decommissioning liabilities over the next year. Revisions in estimated future cash flows resulted from a change in the timing of decommissioning liabilities over the estimated life of the reserves and an increase in cost estimates. These obligations were discounted using a credit-adjusted risk-free rate of 5.2 percent (December 31, 2023 – 5.5 percent) and assumes an inflation rate of two percent (December 31, 2023 – two percent).
The Company deposits cash into restricted accounts that will be used to fund decommissioning liabilities in offshore China in accordance with the provisions of the regulations of the People’s Republic of China. As at December 31, 2024, the Company had $241 million in long-term restricted cash (December 31, 2023 – $211 million).
Sensitivities
Changes to the credit-adjusted risk-free rate or the inflation rate would have the following impact on the decommissioning liabilities:

	Sensitivity	2024		2023
As at December 31,	Range	Increase	Decrease	Increase	Decrease
Credit-Adjusted Risk-Free Rate	± one percent	(487)	595	(387)	515
Inflation Rate	± one percent	615	(507)	519	(392)